Exhibit 10 (u)

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933

SIGMA-ALDRICH CORPORATION

2003 LONG-TERM INCENTIVE PLAN

CERTIFICATE TERMS-INCENTIVE STOCK OPTIONS

The following terms (the “Terms”) govern the option certificates issued under the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan with respect to incentive stock options:

1. THIS IS TO CERTIFY THAT, in accordance with and subject to all of the terms, provisions and conditions of the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan (the “Plan”), approved and adopted by the Board of Directors and shareholders of Sigma-Aldrich Corporation, a Delaware corporation (the “Company”), and in accordance with and subject to the action relating to the Plan from time to time taken and authorized by the committee of directors appointed by the Board of Directors of the Company to administer the Plan (the “Committee”), including the rules from time to time promulgated by said Committee (copies of which are and will be maintained on file at the offices of the Secretary or Assistant Secretaries of the Company, subject to examination by any optionee holding options under the Plan (the “Optionee”), the Company has granted to the Optionee (who on the date of the grant of the option is an employee of the Company or of a subsidiary of the Company) the right and option to purchase from the Company the aggregate number of shares of the Company’s Common Stock, $1.00 par value per share, set forth in the Optionee’s 2003 Long-Term Incentive Plan Stock Option Certificate (the “Certificate”) at and for the purchase price per share set forth in the Certificate, payable at the time of exercise of such option in cash or in the form of stock of the Company previously acquired by the Optionee or a combination thereof. Said option shall be an incentive stock option within the meaning of the Plan and Section 422 of the Internal Revenue Code of 1986, as amended.

2. The option granted pursuant to the Certificate may be exercised, and the Common Stock may be purchased, by the Optionee as a result of such exercise, only within the period indicated in the Certificate and subject to the limitations hereinafter set forth, namely:

(a) Except as provided in Section 2(d) below, no part of the option may be exercised, and none of the optioned shares may be purchased, prior to the expiration of at least twelve (12) months from the date of grant. Thereafter, all or portions of the option may be exercised and shares may be purchased in the share amounts indicated during the exercise periods indicated on the Certificate. All periods prior to the indicated exercise dates shall be referred to as “Non-Exercise Periods.”

(b) After the respective Non-Exercise Periods have elapsed, the shares may be purchased as a whole at any time, or from time to time in part, by exercising this option.

(c) At 5:00 P.M. (C.S.T.) on the expiration date indicated on the Certificate (the “Expiration Date”) the right and option herein granted to purchase such shares in all events shall cease and terminate.

(d) Except as provided below, the Optionee may not exercise any of the option rights hereunder unless at the time of exercise the Optionee is a full-time employee of the Company or of a subsidiary of the Company, and has been in such employ continuously since the date of grant.

(1) Termination of Employment During Non-Exercise Periods

Except as provided in Section 2(d)(2), if, during the respective Non-Exercise Periods the Optionee’s employment with the Company and every subsidiary of the Company shall terminate for any reason, the Optionee’s right to exercise the related portion of the option shall terminate and all rights hereunder shall cease.

(2) Termination of Employment After the Non-Exercise Periods and Exceptions to the General Restriction Against Exercise During the Non-Exercise Periods

(A) By Retirement or Termination of Employment by the Company without Cause

(i) If the respective Non-Exercise Periods shall have elapsed and the Optionee’s employment with the Company and every subsidiary of the Company shall have been terminated by the Company and every subsidiary of the Company thereafter without cause, or if the Optionee’s employment with the Company and every subsidiary of the Company shall terminate because of the Retirement (as defined below) of the Optionee from the Company and all subsidiaries, the Optionee shall have the right to exercise the unexercised portion of the option at any time during a period of twelve (12) months after the date of termination or Retirement, in whole or in part, (x) in the case of termination of the Optionee’s employment by the Company without cause, to the extent the Optionee could have exercised such option had the Optionee remained in the employ of the Company during the twelve (12) month period, or (y) in the case of termination because of Retirement of the Optionee to the extent of any or all of the options held by the Optionee whether or not the Non-exercise Periods shall have elapsed with respect to such options.

(ii) If a subsidiary of the Company ceases to be a subsidiary of the Company, an Optionee who is employed by such former subsidiary and is no longer employed by either the Company or any current subsidiary of the Company shall be deemed to have terminated employment with the Company and every subsidiary of the Company, and such termination shall be deemed to have been made by the Company without cause. The unexercised portion of the option shall terminate no later than twelve (12) months after the Optionee ceases to be an employee for any of the foregoing reasons included in these sections (i) and (ii), and any unexercised portion shall terminate immediately if and when the Optionee becomes an employee, agent or principal of a competitor of the Company, or of any subsidiary of the Company, without the consent of the Company.

(iii) If the Optionee dies within such twelve (12) month period at a time when the Optionee is not an employee, agent or principal of a competitor of the Company or of any subsidiary (or when the Company has consented to such relationship with a competitor), the option may be exercised at any time during the period of twelve (12) months after the date of the death of the Optionee by a successor (as defined below), (x) in the case of termination of the Optionee’s employment by the Company without cause, for the number of shares which the deceased Optionee could have acquired by the exercise of such option had the deceased Optionee survived for the twelve (12) month period, without regard to the requirement of exercise within twelve (12) months after termination of employment, or (y) in the case of termination because of the Retirement of the Optionee, for the number of shares subject to any or all of the options held by the deceased Optionee, whether or not the Non-Exercise Periods shall have elapsed with respect to such options, without regard to the requirement of exercise within twelve (12) months after termination of employment.

(iv) For the purposes of this option, the term “successor” means the deceased Optionee’s legal representative or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the laws of descent and distribution. The term “Retirement” shall mean the termination of employment after either (x) attainment of age 65, or (y) a retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

(B) By Death or Permanent and Total Disability

If the respective Non-Exercise Periods shall have elapsed, and the Optionee dies or is totally and permanently disabled (within the meaning of Section 422(c)(6) of the Internal Revenue Code) while in the employ of the Company or any subsidiary, or dies during the 12-month period following disability, the option may be exercised by the Optionee or by the Optionee’s successor at any time during the twelve (12) month period after the date of such death or disability for the total number of shares subject to the Optionee’s options, whether or not the Non-exercise Periods shall have elapsed with respect to such options.

(C) By Termination of Employment for Cause

If the respective Non-Exercise Periods shall have elapsed and the Optionee’s employment is terminated by the Company and every subsidiary for cause, any unexercised portion of any option granted to the Optionee shall terminate with his or her termination of employment. As used herein, the term “cause” means (i) the failure by the Optionee to perform his or her duties with the Company or any subsidiary as a result of incompetence or willful neglect, or (ii) the willful engaging in conduct which is injurious to the Company or any subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, including, without limitation, the existence of a conflict of interest or the commission of a crime.

(D) By Voluntary Termination of Employment

If the respective Non-Exercise Periods shall have elapsed and the Optionee voluntarily terminates his or her employment with the Company and every subsidiary for any reason other than his or her Retirement, any unexercised portion of his or her option shall terminate with his or her termination of employment.

(E) Certain Corporate Transactions

If the Optionee’s employment is terminated or deemed terminated with the Company and every subsidiary of the Company solely as a result of:

(i) the sale of a subsidiary of the Company,

(ii) the sale of the assets of a portion of the business of the Company or a subsidiary of the Company, or

(iii) a corporate reorganization or restructuring,

then at any time during the twelve (12) month period after the date of such termination, the Optionee may exercise the options for which the Non-Exercise Periods have elapsed for the total number of shares subject to such options and the Committee may, in its sole and absolute discretion, allow the Optionee to exercise the options for which the Non-Exercise Periods have not elapsed for the total number of shares subject to such options. Any unexercised portion shall terminate immediately if and when the Optionee becomes an employee, agent or principal of a competitor of the Company, or of any subsidiary of the Company, without the consent of the Company.

(3) Tax Treatment of Incentive Stock Options

Notwithstanding the foregoing, in the event an incentive stock option is exercised more than three months after the date of the termination of the Optionee’s employment, the incentive stock option will generally be treated as a non-qualified stock option, unless the Optionee’s employment was terminated as a result of disability or death. Accordingly, the Optionee will be required to recognize income upon exercise of the stock option.

3. For any exercise of the option granted pursuant to the Certificate, the Certificate shall be surrendered to the Company at its principal financial office, with a subscription form in the form supplied by the Company appropriately completed and executed, accompanied by payment to the Company of the full purchase price of the shares of Common Stock then being purchased. The Company will then issue and deliver to the Optionee, as soon as reasonably may be done, a certificate representing the shares so purchased and fully paid for, and, in the case of a partial exercise, will either deliver to the Optionee a new certificate, in substantially the form of the initial Certificate or will return the Certificate with an appropriate notation thereon of such partial exercise. Further, the Company has the right to require payment of any taxes before issuing to the Optionee any stock under the option and will deduct any taxes from any payment of any kind due to the Optionee. The Committee may permit the Optionee to satisfy withholding obligations by delivering previously owned shares or by electing to have shares withheld.

4. This option shall not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, nor may the Optionee pledge, hypothecate or otherwise create any lien thereupon. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee or, if he or she is legally incompetent, by his or her legal representative.

5. The option hereby incorporates by reference the terms and conditions of the Plan, and the option is issued to and received by the Optionee subject to all such terms and conditions. In the event of any conflict or inconsistency between the provisions of Section 6(f) of the Plan and these Terms or the Certificate, the provisions of these Terms or the Certificate shall control. In the event of any conflict or inconsistency between any other provisions of the Plan and these Terms or the Certificate, the provisions of the Plan shall control.

6. These terms are an integral part of the Certificate and should be read in conjunction therewith.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933

SIGMA-ALDRICH CORPORATION

2003 LONG-TERM INCENTIVE PLAN

CERTIFICATE TERMS-NON-QUALIFIED STOCK OPTIONS

The following terms (the “Terms”) govern the option certificates issued under the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan with respect to non-qualified stock options:

1. THIS IS TO CERTIFY THAT, in accordance with and subject to all of the terms, provisions and conditions of the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan (the “Plan”), approved and adopted by the Board of Directors and shareholders of Sigma-Aldrich Corporation, a Delaware corporation (the “Company”), and in accordance with and subject to the action relating to the Plan from time to time taken and authorized by the committee of directors appointed by the Board of Directors of the Company to administer the Plan (the “Committee”), including the rules from time to time promulgated by said Committee (copies of which are and will be maintained on file at the offices of the Secretary or Assistant Secretaries of the Company, subject to examination by any optionee holding options under the Plan (the “Optionee”), the Company has granted to the Optionee (who on the date of the grant of the option is an employee of the Company or of a affiliate of the Company) the right and option to purchase from the Company the aggregate number of shares of the Company’s Common Stock, $1.00 par value per share, set forth in the Optionee’s 2003 Long-Term Incentive Plan Stock Option Certificate (the “Certificate”) at and for the purchase price per share set forth in the Certificate, payable at the time of exercise of such option in cash or in the form of stock of the Company previously acquired by the Optionee or a combination thereof. Said option shall be a non-qualified stock option and not an incentive stock option within the meaning of the Plan and Section 422 of the Internal Revenue Code of 1986, as amended.

2. The option granted pursuant to the Certificate may be exercised, and the Common Stock may be purchased, by the Optionee as a result of such exercise, only within the period indicated in the Certificate and subject to the limitations hereinafter set forth, namely:

(a) Except as provided in Section 2(d) below, no part of the option may be exercised, and none of the optioned shares may be purchased, prior to the expiration of at least twelve (12) months from the date of grant. Thereafter, all or portions of the option may be exercised and shares may be purchased in the share amounts indicated during the exercise periods indicated on the Certificate. All periods prior to the indicated exercise dates shall be referred to as “Non-Exercise Periods.”

(b) After the respective Non-Exercise Periods have elapsed, the shares may be purchased as a whole at any time, or from time to time in part, by exercising this option.

(c) At 5:00 P.M. (C.S.T.) on the expiration date indicated on the Certificate (the “Expiration Date”) the right and option herein granted to purchase such shares in all events shall cease and terminate.

(d) Except as provided below, the Optionee may not exercise any of the option rights hereunder unless at the time of exercise the Optionee is a full-time employee of the Company or of a affiliate of the Company, and has been in such employ continuously since the date of grant.

(1) Termination of Employment During Non-Exercise Periods

Except as provided in Section 2(d)(2), if, during the respective Non-Exercise Periods the Optionee’s employment with the Company and every affiliate of the Company shall terminate for any reason, the Optionee’s right to exercise the related portion of the option shall terminate and all rights hereunder shall cease.

(2) Termination of Employment After the Non-Exercise Periods and Exceptions to the General Restriction Against Exercise During the Non-Exercise Periods

(A) By Retirement or Termination of Employment by the Company without Cause

(i) If the respective Non-Exercise Periods shall have elapsed and the Optionee’s employment with the Company and every affiliate of the Company shall have been terminated by the Company and every affiliate of the Company thereafter without cause, or if the Optionee’s employment with the Company and every affiliate of the Company shall terminate because of the Retirement (as defined below) of the Optionee from the Company and all subsidiaries, the Optionee shall have the right to exercise the unexercised portion of the option at any time during a period of twelve (12) months after the date of termination or Retirement, in whole or in part, (x) in the case of termination of the Optionee’s employment by the Company without cause, to the extent the Optionee could have exercised such option had the Optionee remained in the employ of the Company during the twelve (12) month period, or (y) in the case of termination because of Retirement of the Optionee to the extent of any or all of the options held by the Optionee whether or not the Non-exercise Periods shall have elapsed with respect to such options.

(ii) If an affiliate of the Company ceases to be an affiliate of the Company, an Optionee who is employed by such former affiliate and is no longer employed by either the Company or any current affiliate of the Company shall be deemed to have terminated employment with the Company and every affiliate of the Company, and such termination shall be deemed to have been made by the Company without cause. The unexercised portion of the option shall terminate no later than twelve (12) months after the Optionee ceases to be an employee for any of the foregoing reasons included in these sections (i) and (ii), and any unexercised portion shall terminate immediately if and when the Optionee becomes an employee, agent or principal of a competitor of the Company, or of any affiliate of the Company, without the consent of the Company.

(iii) If the Optionee dies within such twelve (12) month period at a time when the Optionee is not an employee, agent or principal of a competitor of the Company or of any affiliate (or when the Company has consented to such relationship with a competitor), the option may be exercised at any time during the period of twelve (12) months after the date of the death of the Optionee by a successor (as defined below), (x) in the case of termination of the Optionee’s employment by the Company without cause, for the number of shares which the deceased Optionee could have acquired by the exercise of such option had the deceased Optionee survived for the twelve (12) month period, without regard to the requirement of exercise within twelve (12) months after termination of employment, or (y) in the case of termination because of the Retirement of the Optionee, for the number of shares subject to any or all of the options held by the deceased Optionee, whether or not the Non-Exercise Periods shall have elapsed with respect to such options, without regard to the requirement of exercise within twelve (12) months after termination of employment.

(iv) For the purposes of this option, the term “successor” means the deceased Optionee’s legal representative or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the laws of descent and distribution. The term “Retirement” shall mean the termination of employment after either (x) attainment of age 65, or (y) a retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

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(B) By Death or Permanent and Total Disability

If the respective Non-Exercise Periods shall have elapsed, and the Optionee dies or is totally and permanently disabled (within the meaning of Section 422(c)(6) of the Internal Revenue Code) while in the employ of the Company or any affiliate, or dies during the 12-month period following disability, the option may be exercised by the Optionee or by the Optionee’s successor at any time during the twelve (12) month period after the date of such death or disability for the total number of shares subject to the Optionee’s options, whether or not the Non-exercise Periods shall have elapsed with respect to such options.

(C) By Termination of Employment for Cause

If the respective Non-Exercise Periods shall have elapsed and the Optionee’s employment is terminated by the Company and every affiliate for cause, any unexercised portion of any option granted to the Optionee shall terminate with his or her termination of employment. As used herein, the term “cause” means (i) the failure by the Optionee to perform his or her duties with the Company or any affiliate as a result of incompetence or willful neglect, or (ii) the willful engaging in conduct which is injurious to the Company or any affiliate, monetarily or otherwise, as determined by the Committee in its sole discretion, including, without limitation, the existence of a conflict of interest or the commission of a crime.

(D) By Voluntary Termination of Employment

If the respective Non-Exercise Periods shall have elapsed and the Optionee voluntarily terminates his or her employment with the Company and every affiliate for any reason other than his or her Retirement, any unexercised portion of his or her option shall terminate with his or her termination of employment.

(E) Certain Corporate Transactions

If the Optionee’s employment is terminated or deemed terminated with the Company and every affiliate of the Company solely as a result of:

(i) the sale of a affiliate of the Company,

(ii) the sale of the assets of a portion of the business of the Company or a affiliate of the Company, or

(iii) a corporate reorganization or restructuring,

then at any time during the twelve (12) month period after the date of such termination, the Optionee may exercise the options for which the Non-Exercise Periods have elapsed for the total number of shares subject to such options and the Committee may, in its sole and absolute discretion, allow the Optionee to exercise the options for which the Non-Exercise Periods have not elapsed for the total number of shares subject to such options. Any unexercised portion shall terminate immediately if and when the Optionee becomes an employee, agent or principal of a competitor of the Company, or of any affiliate of the Company, without the consent of the Company.

3. For any exercise of the option granted pursuant to the Certificate, the Certificate shall be surrendered to the Company at its principal financial office, with a subscription form in the form supplied by the Company appropriately completed and executed, accompanied by payment to the Company of the full purchase price of the shares of Common Stock then being purchased. The Company will then issue and deliver to the Optionee, as soon as reasonably may be done, a certificate representing the shares so purchased and fully paid for, and, in the case of a partial exercise, will either deliver to the Optionee a new certificate, in substantially the form of the initial Certificate or will return the Certificate with an appropriate notation thereon of such partial exercise.

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Further, the Company has the right to require payment of any taxes before issuing to the Optionee any stock under the option and will deduct any taxes from any payment of any kind due to the Optionee. The Committee may permit the Optionee to satisfy withholding obligations by delivering previously owned shares or by electing to have shares withheld.

4. This option shall not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, nor may the Optionee pledge, hypothecate or otherwise create any lien thereupon. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee or, if he or she is legally incompetent, by his or her legal representative.

5. The option hereby incorporates by reference the terms and conditions of the Plan, and the option is issued to and received by the Optionee subject to all such terms and conditions. In the event of any conflict or inconsistency between the provisions of Section 6(f) of the Plan and these Terms or the Certificate, the provisions of these Terms or the Certificate shall control. In the event of any conflict or inconsistency between any other provisions of the Plan and these Terms or the Certificate, the provisions of the Plan shall control.

6. These terms are an integral part of the Certificate and should be read in conjunction therewith.

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